Exhibit 4.3

GLP CAPITAL, L.P.

GLP FINANCING II, INC.

Officer’s Certificate

October 31, 2013

Pursuant to Section 2.01 of the Indenture, dated as of October 30, 2013 (the “Indenture”), among GLP Capital, L.P., a Pennsylvania limited partnership (the “Operating Partnership”), GLP Financing II, Inc., a Delaware corporation (“Capital Corp.” and, together with the Operating Partnership, the “Co-Issuers”), and Gaming and Leisure Properties, Inc., a Pennsylvania corporation, as guarantor (the “Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of the following series of Notes to be issued pursuant to the Indenture are as follows:

1.                                      Authorization.  The establishment of a new series of Notes of the Co-Issuers has been approved and authorized in accordance with the provisions of the Indenture pursuant to resolutions adopted by the Board of Directors of the Guarantor in its capacity as general partner of the Operating Partnership, on October 10, 2013 and pursuant to resolutions adopted by the Board of Directors of Capital Corp. on October 25, 2013.

2.                                      Compliance with Covenants and Conditions Precedent.  All covenants and conditions precedent provided for in the Indenture relating to the establishment of such series of Notes have been complied with.

3.                                      Terms.  The terms of the series of Notes established pursuant to this Officer’s Certificate shall be as follows:

(i)                                                                                     Title.  The title of the series of Notes is the “4.875% Senior Notes due 2020”.

(ii)                                                                            Initial Aggregate Principal Amount.  The initial aggregate principal amount of Notes of such series which may be authenticated and delivered pursuant to the Indenture (except for Notes of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Sections Section 2.07, 2.08, 2.11, 3.06 or 4.11 of the Indenture) is $1,000,000,000.

(iii)                               Registered Securities in Book-Entry Form.  The Notes of such series will be issued in book-entry form and represented by one or more Global Notes.  The initial Depositary with respect to the Global Notes will be The Depository Trust Company.  Global Notes of any series will not be exchangeable for Definitive Notes of such series except as provided in Section 2.07 of the Indenture.

(iv)                              Persons to Whom Interest Payable.  Interest payable on any Interest Payment Date (as defined below) with respect to a Note of any series will be paid to the Person in whose name such Note is registered at the close of business on the interest record date for the Notes of such series (whether or not a Business Day) with respect to such Interest Payment Date.

(v)                                 Stated Maturity.  The principal amount of the Notes of such series will be payable, subject to earlier redemption as set forth in paragraphs (viii) and (ix) below, on November 1, 2020.

(vi)                              Rate of Interest; Interest Payment Dates; Interest Record Dates; Accrual of Interest.  The Notes of such series will bear interest at the rate of 4.875% per annum.  Interest on the Notes of such series will be payable semi-annually in arrears on May 1 and November 1 of each year (each, an “Interest Payment Date”), commencing on May 1, 2014.  The interest record date for the Notes of such series shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

The Notes of such series will bear interest from the date hereof or from the most recent Interest Payment Date to or for which interest has been paid or duly provided until the principal thereof is paid or made available for payment.  Interest payments on the Notes of such series shall be the amount of interest accrued from and including the most recent Interest Payment Date for such series for which interest has been paid or duly provided (or from and including the date hereof if no interest has been paid or duly provided with respect to the Notes of such series), to but excluding the next succeeding Interest Payment Date for such series (or other day on which such payment of interest on the Notes of such series is due).  Interest on the Notes of such series will be calculated on the basis of a 360-day year comprised of twelve 30-day months

(vii)                           Place of Payment; Registration of Transfer and Exchange; Notices to Co-Issuers.  Payment of the principal of and interest on the Notes of such series will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Co-Issuers for such purpose; provided that, at the option of the Co-Issuers, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders or by wire transfer of immediately available funds as provided in the Notes.  The Notes of such series may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Co-Issuers for such purpose.  Notices and demands to or upon the Co-Issuers in respect of the Notes of any series and the Indenture may be mailed by regular mail, sent by overnight courier, delivered, e-mailed or faxed to: c/o Gaming and Leisure Properties, Inc., Wyomissing Professional Center, 825 Berkshire Boulevard, Suite 400, Wyomissing, PA 19610; Facsimile No.:  (610) 376-2842;

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Attention:  William J. Clifford, or, in each case, at any other address, fax number or e-mail address previously furnished by the Co-Issuers by notice to the Trustee for itself and for the benefit of the Holders.

(viii)                        Redemption.  The Notes of such series are not entitled to any mandatory redemption, except as set forth in paragraph (ix) below, or sinking fund payments.  However, the Notes of such series are redeemable, in whole at any time or in part from time to time, at the option of the Co-Issuers on the terms and subject to the conditions set forth in the forms of certificates evidencing the Notes of such series attached hereto as Exhibit A and in the Indenture.

(ix)                              Special Mandatory Redemption.  If the Spin-Off shall not have occurred on or prior to November 29, 2013 (the “Spin-Off Deadline”), in which case the Issuers shall deliver an Officer’s Certificate to the Trustee so stating, the Issuers will be required to redeem all of the outstanding Notes of such series, on a redemption date no later than 60 days after the Spin-Off Deadline, at a redemption price equal to the issue price of the Notes of such series, plus accrued and unpaid interest, if any, to, but not including the date of redemption; provided that installments of interest that are due and payable on any Interest Payment Dates falling on or prior to such redemption date shall be payable on such Interest Payment Dates to the Persons who were registered Holders of the Notes of such series at the close of business on the applicable record dates.

(x)                                 Denominations.  The Notes of such series are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(xi)                              Security Register; Paying Agent.  The register for the Notes of such series will be initially maintained at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Co-Issuers for such purpose.  The Co-Issuers hereby appoint the Trustee as the initial Registrar, transfer agent and Paying Agent.

(xii)                           Further Issues.  The Co-Issuer may, from time to time, without notice to or the consent of the Holders of the Notes of any series, reopen the Notes of such series and issue additional Notes of such series.

(xiii)                        Form.  The certificates evidencing the Notes of such series will be in substantially the forms set forth in Exhibit A attached hereto; provided, that if Definitive Notes of any series are issued in exchange for interests in Global Notes of such series, then the legend appearing on the first page and the “Schedule of Exchanges of Interests in the Global Note” appearing on the last page of the certificate evidencing the Notes of such series attached hereto as Exhibit A shall be removed from the Definitive Notes of such series.  The Notes of such series shall have such other terms and provisions as are set forth in the forms of certificates evidencing the Notes of such series attached hereto as Exhibit A, all of which terms and provisions are incorporated by reference in and made a part of this Officer’s Certificate as if set forth in full herein.

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Terms (whether or not capitalized) that are defined in the Indenture and not otherwise defined herein have the meanings specified in the Indenture.

The undersigned, for himself, states, as an officer of the Operating Partnership and Capital Corp., not in his or her individual capacity, that he has read the conditions precedent contained in Article II of the Indenture relating to the establishment of the form of certificate representing a series of Notes thereunder and Article II of the Indenture relating to the establishment of a series of Notes thereunder and, in each case, the definitions therein relating thereto; that the undersigned has examined the applicable provisions of the Indenture, certificates of officers of each of the Co-Issuers and corporate records of each of the Co-Issuers, agreements and other instruments and documents deemed necessary as a basis for the opinion hereinafter expressed; that, in the undersigned’s opinion, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not all covenants and conditions precedent contained in the Indenture relating to the establishment of the Notes referred to above have been satisfied; and that the undersigned is of the opinion that all covenants and conditions precedent contained in the Indenture relating to the establishment of the Notes of such series as a series of Notes under the Indenture have been satisfied.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have hereunto signed this certificate on behalf of the Co-Issuers as of the date first written above.

GLP CAPITAL, L.P.

By: GAMING AND LEISURE PROPERTIES, INC., its general partner

By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

GLP FINANCING II, INC.

By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

Signature Page to Officer’s Certificate

Exhibit A

Forms of Certificates Evidencing the 4.875% Senior Notes due 2020

[see attached]

FORM OF NOTE

[Face of Note]

CUSIP: [                  ]

4.875% Senior Notes due 2020

No. A-[ ]	$

GLP CAPITAL, L.P. and GLP FINANCING II, INC.  promise to pay to                                                         or registered assigns, the principal sum of                                             Dollars on                                         , 2020.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

GLP CAPITAL, L.P.

By: GAMING AND LEISURE PROPERTIES, INC., its general partner

By:
Name:
Title:

GLP FINANCING II, INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated: ,

4.875% Senior Notes due 2020

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO GLP CAPITAL, L.P. AND GLP FINANCING II, INC. ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFF-SHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), (2) AGREES THAT IT WILL NOT WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUERS OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUESTS), OR (G) PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

This Note is one of a duly authorized series of notes (the “Notes”) of the Issuers designated as its 4.875% Notes due 2020 (the “Notes”).  The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of October 30, 2013 (the “Indenture”), duly executed and delivered by and among GLP Capital, L.P., a Pennsylvania limited partnership (the “Operating Partnership”), GLP Financing II, Inc. a Delaware corporation (“Capital Corp. and, together with the Operating Partnership, the “Issuers”), Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee, to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuers, the Parent Guarantor, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.  The terms of individual series of Notes may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.  Capitalized terms used herein shall have the meanings assigned to them in the Indenture unless otherwise indicated.

1.                                      Interest.  The Issuers promise to pay interest on the principal amount of this Note at 4.875% per annum until maturity and shall pay any Liquidated Damages. Any Liquidated Damages following the occurrence of a Registration Default shall be assessed on the principal amount of Transfer Restricted Securities held by such Holder as described in the Registration Rights Agreement. The Issuers shall pay interest semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”).  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 1, 2014.  The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                                      Method of Payment.  The Issuers will pay interest on the Notes (except defaulted interest), if any, to the Persons who are registered Holders of Notes at the close of business on April 15 and October 15 preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest.  The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within the City and State of New York, or, at the option of the Issuers, payment of interest and any Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and any Liquidated Damages on, all Global Notes and all other Notes the Holders of which hold at least $1,000,000 in principal amount of the Notes and shall have provided wire transfer instructions to the Issuers or the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.                                      Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuers may change any Paying Agent or Registrar without notice to any Holder.  The Issuers or any of their Subsidiaries may act in any such capacity.

4.                                      Indenture.  The Issuers issued the Notes under the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.  Code §§ 77aaa-77bbbb).  The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(a)                                                                                 5.                                      Optional Redemption.  The Issuers may redeem all or part of the Notes at any time at their option at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to, but not including, the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, in each case, plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption; provided, however, that if the Issuers redeem the Notes 90 or fewer days prior to their maturity date, the redemption price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption; provided, further, that installments of interest that are due and payable on any interest payment dates falling on or prior to a redemption date shall be payable on such interest payment dates to the persons who were registered holders of the Notes at the close of business on the applicable record dates.

(b)                                                                                 In addition to the foregoing, if any Gaming Authority requires that a Holder or Beneficial Owner of Notes must be licensed, qualified or found suitable under any applicable Gaming Laws and such Holder or Beneficial Owner (i) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority, or (ii) is denied such license or qualification or not found suitable, or if any Gaming Authority otherwise requires that Notes from any Holder or Beneficial Owner be redeemed, subject to applicable Gaming Laws, the Issuers shall have the right, subject to applicable Gaming Laws, at its option (i) to require any such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of receipt of such notice or finding by such Gaming Authority, or (ii) to call for the redemption of the Notes of such Holder or Beneficial Owner at a redemption price equal to the least of (A) the principal amount thereof, together with accrued interest to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority, (B) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued interest to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority, or (C) such other lesser amount as may be required by any Gaming Authority.

6.                                      Mandatory Redemption.  Except as set forth in the Series Supplemental Indenture with respect to each series of Notes, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

(c)                                                                                  7.                                      Repurchase at Option of Holder upon Change of Control Triggering Event. If a Change of Control Triggering Event occurs with respect to the Notes, each Holder of such Notes shall have the right to require the Issuers to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture, except to the extent the Issuers have previously elected to redeem such Notes as described under Section 3.07 of the Indenture.  In the Change of Control Offer, the Issuers shall offer the Change of Control Payment. Subject to the Indenture, within 30 days following the occurrence of a Change of Control Triggering Event, the Issuers shall mail a notice to each Holder of Notes describing the transaction or transactions that constitute, or are expected to constitute, the Change of Control Triggering Event, and offering to repurchase Notes on the Change of Control Payment Date as specified in the notice required by the Indenture.

8.                                      Notice of Redemption.  Except as otherwise provided in the Indenture, notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address.  Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.  On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

9.                                      Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption or during the period between a record date and the corresponding Interest Payment Date.

10.                               Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

11.                               Amendment, Supplement and Waiver.  Subject to Sections 6.04 and 6.07 of the Indenture, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Issuers with any provision of the Indenture or the Notes.  However, without the consent of each Holder affected, an amendment or waiver under Section 9.02 of the Indenture may not: (i) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to the covenants described under Section 4.11 of the Indenture); (iii) reduce the rate of or change the time for payment of interest on any Note; (iv) waive a Default or Event of Default in the payment of principal of, or interest or premium on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration); (v) make any Note payable in money other than that stated in the Notes; (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, or interest or premium on the Notes; (vii) waive a redemption payment with respect to any Note (other than a payment required by the covenants described under Section 4.11 of the Indenture); or (viii) make any change in Section 6.04 or 6.07 of the Indenture or in the foregoing amendment and waiver provisions.

Notwithstanding Section 9.02 of the Indenture, the Issuers and the Trustee may amend or supplement the Indenture or this Note without the consent of any Holder of a Note: (i) to cure any ambiguity, defect, mistake or inconsistency; (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes or to alter the provisions of Article II of the Indenture (including the related definitions) in a manner that does not materially adversely affect any Holder; (iii) to provide for the assumption of the Issuers’ obligations to the Holders of the Notes by a successor to the Issuers pursuant to Article V of the Indenture; (iv) to comply with the rules of any applicable securities depositary; to comply with applicable Gaming Laws, to the extent that such amendment or supplement is not materially adverse to the Holders of Notes; (v) to provide for the issuance of additional Notes of any series in accordance with the limitations set forth in the Indenture; (vi) to make any change that would provide any additional rights or benefits to the Holders of Notes (including to provide for any Guarantees of the Notes or any collateral securing the Notes or any Guarantees of the Notes) or that does not materially adversely affect the legal rights under the Indenture of any such Holder of the Note;  (vii) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; or (viii) to conform the text of the Indenture or the Notes to any provision of the Description of Notes contained in the Offering Memorandum as set forth in an Officer’s Certificate.

12.                               Defaults and Remedies.  The following are “Events of Default” under this Indenture with respect to Notes of a particular series: (i) the Issuers default in the payment when due of interest on the Notes of such series and such default continues for a period of 30 days; (ii) the Issuers default in the payment when due of the principal of or premium, if any, on the Notes of such series when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise; (iii) subject to the last paragraph of Section 6.01 of the Indenture, the Issuers or any of their Subsidiaries fail to observe or perform any other covenant, representation, warranty or other agreement (other than a covenant or agreement included in the Indenture for the benefit of one or more series of Notes other than such series of Notes) in the Indenture or the Notes of such series for 60 days after the Issuers’ receipt of notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding that have such covenant, representation, warranty or other agreement; (iv) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any of the Issuers’ recourse Indebtedness  (or the payment of which the Issuers guarantee), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default:  (x) is caused by a Payment Default; or (y) results in the acceleration of such Indebtedness prior to its express maturity (which acceleration has not been rescinded, annulled or cured within 20 Business Days after receipt by the Issuers of notice from the Trustee or Holders of at least 25% in principal amount of the Notes then outstanding specifying such default), and, in each case, the due and payable principal amount of any such Indebtedness, together with the due and payable principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100.0 million or more; (v) certain events of bankruptcy or insolvency with respect to the Issuers or any of their Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, and (vi) under certain circumstances the termination or ceasing of effectiveness of the Master Lease.  If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable.

Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes shall become due and payable without further action or notice.  Holders may not enforce the Indenture or the Notes except as provided in the Indenture.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest or Liquidated Damages) if it determines that withholding notice is in their interest.  The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages on, or the principal of, the Notes; provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all the Holders rescind an acceleration and its consequences.  The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuers are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(d)                                                                                 13.                               Trustee Dealings with Issuers.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

14.                               No Recourse Against Others.  No director, officer, employee, incorporator or direct or indirect partner, member or stockholder, past, present or future, of the Issuers, the Parent Guarantor, any other Guarantor or any successor entity, as such, shall have any liability for any obligations of the Issuers or the Guarantors under the Notes or the Guarantees, the Indenture, or the applicable Registration Rights Agreement(s), or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.

15.                               Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16.                               Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.                               Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.  In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.

18.                               CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.  Requests may be made to:

GLP Capital, L.P. and GLP Financing II, Inc.
Wyomissing Professional Center
825 Berkshire Boulevard, Suite 400
Wyomissing, PA 19610
Attention:  William J. Clifford

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                  to transfer this Note on the books of the Issuers.  The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*                                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.11 of the Indenture, check the appropriate box below:

☐                                    Section 4.11

If you want to elect to have only part of the Note purchased by the Issuers pursuant to Section 4.11 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*                                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated: ,

[Back of Note]

4.375% Senior Notes due 2018

[Insert the Global Note Legend, if applicable pursuant to the provisions of this Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of this Indenture]

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.                                      Interest.  GLP Capital, L.P., a Pennsylvania limited partnership (the “Operating Partnership” and GLP Financing II, Inc. a Delaware corporation (“Capital Corp. and, together with the Operating Partnership, the “Issuers”), promise to pay interest on the principal amount of this Note at 4.375% per annum from October 30, 2013 until maturity and shall pay any Liquidated Damages. [Any Liquidated Damages following the occurrence of a Registration Default shall be assessed on the principal amount of Transfer Restricted Securities held by such Holder as described in the Registration Rights Agreement.](1) The Issuers shall pay interest semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”).  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 1, 2014.  The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                                      Method of Payment.  The Issuers will pay interest on the Notes (except defaulted interest), if any, to the Persons who are registered Holders of Notes at the close of business on April 15 and October 15 preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest.  The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within the City and State of New York, or, at the option of the Issuers, payment of interest and any Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and any Liquidated Damages on, all Global Notes and all other Notes the

(1)              Include if registration rights.

Holders of which hold at least $1,000,000 in principal amount of the Notes and shall have provided wire transfer instructions to the Issuers or the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.                                      Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuers may change any Paying Agent or Registrar without notice to any Holder.  The Issuers or any of their Subsidiaries may act in any such capacity.

4.                                      Indenture.  The Issuers issued the Notes under an Indenture dated as of October 30, 2013 (“Indenture”) among the Issuers, Gaming and Leisure Properties, Inc. and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.  Code §§ 77aaa-77bbbb).  The Notes are subject to all such terms, and Holders are referred to this Indenture and such Act for a statement of such terms.  To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

5.                                      Optional Redemption.

(a)                                 The Issuers may redeem all or part of the Notes at any time at their option at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to, but not including, the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, in each case, plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption; provided, however, that if the Issuers redeem the notes 90 or fewer days prior to their maturity date, the redemption price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption; provided, further, that installments of interest that are due and payable on any interest payment dates falling on or prior to a redemption date shall be payable on such interest payment dates to the persons who were registered holders of the Notes at the close of business on the applicable record dates

(b)                                 In addition to the foregoing, if any Gaming Authority requires that a Holder or Beneficial Owner of Notes must be licensed, qualified or found suitable under any applicable Gaming Laws and such Holder or Beneficial Owner (i) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority, or (ii) is denied such license or qualification or not found suitable, or if any Gaming Authority otherwise requires that notes from any Holder or Beneficial Owner be redeemed, subject to applicable Gaming Laws, the Issuers shall have the right, subject to applicable Gaming Laws, at its option (i) to require any such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of receipt of such notice or finding by such Gaming Authority, or (ii) to call for the redemption of the Notes of such Holder or Beneficial Owner at a redemption price equal to the least of (A) the principal amount thereof, together with accrued interest and Liquidated Damages, if any, to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority, (B) the price at which such Holder or Beneficial owner acquired the Notes, together with accrued interest and Liquidated Damages, if any, to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority, or (C) such other lesser amount as may be required by any Gaming Authority.

6.                                      Mandatory Redemption.

Except as set forth in paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

7.                                      Repurchase at Option of Holder upon Change of Control Triggering Event.

(a)                                 If there is a Change of Control Triggering Event, the Issuers will be required to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the “Change of Control Payment”).  Within 30 days following the occurrence of a Change of Control Triggering Event, the Issuers will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

8.                                      Notice of Redemption.  Except as otherwise provided in the Indenture, notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address.  Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.  On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

9.                                      Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption or during the period between a record date and the corresponding Interest Payment Date.

10.                               Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

11.                               Amendment, Supplement and Waiver.  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class.  Without the consent of any Holder of a Note, the Indenture or the

Notes may be amended or supplemented to cure any ambiguity, defect, mistake or inconsistency; to provide for uncertificated Notes in addition to or in place of certificated Notes; to provide for the assumption of the Issuers’ obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the Issuers’ assets; to comply with the rules of any applicable securities depositary; to comply with applicable Gaming Laws, to the extent that such amendment or supplement is not materially adverse to the Holders of Notes; to provide for the issuance of additional Notes or additional debt securities of any series in accordance with the limitations set forth in the Indenture; to make any change that would provide any additional rights or benefits to the Holders of Notes (including to provide for any guarantees of the Notes or any collateral securing the Notes or any guarantees of the Notes) or that does not materially adversely affect the legal rights under the indenture of any such Holder; to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or to conform the text of the indenture or the notes to any provision of the Description of Notes contained in the Offering Memorandum dated October 23, 2013 with respect to the Notes as set forth in an Officer’s Certificate.

(e)                                  12.                               Defaults and Remedies.  The following The following are Events of Default under the Indenture with respect to Notes of a particular series: (i) the Issuers default in the payment when-due of interest on the Notes and such default continues for a period of 30 days; (ii) the Issuers default in the payment when due of the principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise; (iii) subject to the last paragraph of Section 6.01 of the Indenture, the failure by the Issuers to observe or perform any covenant, representation, warranty or other agreement in the Indenture or this Note for 60 days after the Issuers’ receipt of notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class; (iv) default under certain other agreements relating to Indebtedness of the Issuers which default results in the acceleration of such Indebtedness prior to its express maturity; (v) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (vi) certain events of bankruptcy or insolvency with respect to the Issuers or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; and (vii) other than in connection with any transaction not prohibited by Section 4.09 of the Indenture, the Master Lease shall have terminated or the Master Lease Guaranty shall have terminated (other than in accordance with the terms of the Master Lease); provided that such termination shall not constitute an event of default if within 90 days after such termination the Operating Partnership has entered into one or more Permitted Replacement Leases (or in the case of the Master Lease Guaranty, a replacement guaranty is entered into in accordance with the Master Lease).  If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable.  Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes shall become due and payable without further action or notice.  Holders may not enforce the Indenture or the Notes except as provided in the Indenture.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest or Liquidated Damages) if it determines that withholding notice is in their interest.  The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages on, or the principal of, the Notes; provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all the Holders rescind an acceleration and its consequences.  The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuers are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13.                               Trustee Dealings with Issuers.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

14.                               No Recourse Against Others.  A director, officer, employee, incorporator or direct or indirect stockholder, of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes, the Indenture [or the Registration Rights Agreement](2) or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for the issuance of the Notes.

15.                               Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16.                               Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.                               [Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.  In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.](3)

18.                               CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(2)         Include if registration rights.

(3)         Include if registration rights.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture [and/or the Registration Rights Agreement.](4)  Requests may be made to:

Gaming and Leisure Properties, Inc.
Wyomissing Professional Center
825 Berkshire Boulevard, Suite 400
Wyomissing, PA 19610
Attention:  William J. Clifford

(4)         Include if registration rights.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                  to transfer this Note on the books of the Issuers.  The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*                                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.11 of this Indenture, check the appropriate box below:

☐                                    Section 4.11

If you want to elect to have only part of the Note purchased by the Issuers pursuant to Section 4.11 of this Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*                                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(5)

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian

(5)         This schedule should be included only if the Note is issued in global form.

FORM OF NOTE

[Face of Note]

CUSIP: [                  ]

4.875% Senior Notes due 2020

No. A-[ ]	$

GLP CAPITAL, L.P. and GLP FINANCING II, INC.  promise to pay to                                                                           or registered assigns, the principal sum of                                                 Dollars on                                     , 2020.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

GLP CAPITAL, L.P.

By: GAMING AND LEISURE PROPERTIES, INC., its general partner

By:
Name:
Title:

GLP FINANCING II, INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated: ,

4.875% Senior Notes due 2020

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO GLP CAPITAL, L.P. AND GLP FINANCING II, INC. ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFF-SHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), (2) AGREES THAT IT WILL NOT WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUERS OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUESTS), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, DELIVERED OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH NOTES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (I) THE DATE ON WHICH THESE NOTES WERE FIRST OFFERED AND (II) THE DATE OF ISSUE OF THESE NOTES.

This Note is one of a duly authorized series of notes (the “Notes”) of the Issuers designated as its 4.875% Notes due 2020 (the “Notes”).  The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of October 30, 2013 (the “Indenture”), duly executed and delivered by and among GLP Capital, L.P., a Pennsylvania limited partnership (the “Operating Partnership”), GLP Financing II, Inc. a Delaware corporation (“Capital Corp. and, together with the Operating Partnership, the “Issuers”), Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee, to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuers, the Parent Guarantor, the Trustee and the Holders of

the Notes and the terms upon which the Notes are to be authenticated and delivered.  The terms of individual series of Notes may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.  Capitalized terms used herein shall have the meanings assigned to them in the Indenture unless otherwise indicated.

1.                                      Interest.  The Issuers promise to pay interest on the principal amount of this Note at 4.875% per annum until maturity and shall pay any Liquidated Damages. Any Liquidated Damages following the occurrence of a Registration Default shall be assessed on the principal amount of Transfer Restricted Securities held by such Holder as described in the Registration Rights Agreement. The Issuers shall pay interest semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”).  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 1, 2014.  The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                                      Method of Payment.  The Issuers will pay interest on the Notes (except defaulted interest), if any, to the Persons who are registered Holders of Notes at the close of business on April 15 and October 15 preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest.  The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within the City and State of New York, or, at the option of the Issuers, payment of interest and any Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and any Liquidated Damages on, all Global Notes and all other Notes the Holders of which hold at least $1,000,000 in principal amount of the Notes and shall have provided wire transfer instructions to the Issuers or the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.                                      Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuers may change any Paying Agent or Registrar without notice to any Holder.  The Issuers or any of their Subsidiaries may act in any such capacity.

4.                                      Indenture.  The Issuers issued the Notes under the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.  Code §§ 77aaa-77bbbb).  The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(f)                                                                                   5.                                      Optional Redemption.  The Issuers may redeem all or part of the Notes at any time at their option at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to, but not including, the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, in each case, plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption; provided, however, that if the Issuers redeem the Notes 90 or fewer days prior to their maturity date, the redemption price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption; provided, further, that installments of interest that are due and payable on any interest payment dates falling on or prior to a redemption date shall be payable on such interest payment dates to the persons who were registered holders of the Notes at the close of business on the applicable record dates.

(g)                                                                                  In addition to the foregoing, if any Gaming Authority requires that a Holder or Beneficial Owner of Notes must be licensed, qualified or found suitable under any applicable Gaming Laws and such Holder or Beneficial Owner (i) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority, or (ii) is denied such license or qualification or not found suitable, or if any Gaming Authority otherwise requires that Notes from any Holder or Beneficial Owner be redeemed, subject to applicable Gaming Laws, the Issuers shall have the right, subject to applicable Gaming Laws, at its option (i) to require any such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of receipt of such notice or finding by such Gaming Authority, or (ii) to call for the redemption of the Notes of such Holder or Beneficial Owner at a redemption price equal to the least of (A) the principal amount thereof, together with accrued interest to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority, (B) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued interest to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority, or (C) such other lesser amount as may be required by any Gaming Authority.

6.                                      Mandatory Redemption.  Except as set forth in the Series Supplemental Indenture with respect to each series of Notes, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

(h)                                                                                 7.                                      Repurchase at Option of Holder upon Change of Control Triggering Event. If a Change of Control Triggering Event occurs with respect to the Notes, each Holder of such Notes shall have the right to require the Issuers to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture, except to the extent the Issuers have previously elected to redeem such Notes as described under Section 3.07 of the Indenture.  In the Change of Control Offer, the Issuers shall offer the Change of Control Payment. Subject to the Indenture, within 30 days following the occurrence of a Change of Control Triggering Event, the Issuers shall mail a notice to each Holder of Notes describing the transaction or transactions that constitute, or are expected to constitute, the Change of Control Triggering Event, and offering to repurchase Notes on the Change of Control Payment Date as specified in the notice required by the Indenture.

8.                                      Notice of Redemption.  Except as otherwise provided in the Indenture, notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address.  Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.  On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

9.                                      Denominations, Transfer, Exchange.  The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption or during the period between a record date and the corresponding Interest Payment Date.

10.                               Persons Deemed Owners.  The registered Holder of a Note may be treated as its owner for all purposes.

11.                               Amendment, Supplement and Waiver.  Subject to Sections 6.04 and 6.07 of the Indenture, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Issuers with any provision of the Indenture or the Notes.  However, without the consent of each Holder affected, an amendment or waiver under Section 9.02 of the Indenture may not: (i) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver; (ii)

reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to the covenants described under Section 4.11 of the Indenture); (iii) reduce the rate of or change the time for payment of interest on any Note; (iv) waive a Default or Event of Default in the payment of principal of, or interest or premium on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration); (v) make any Note payable in money other than that stated in the Notes; (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, or interest or premium on the Notes; (vii) waive a redemption payment with respect to any Note (other than a payment required by the covenants described under Section 4.11 of the Indenture); or (viii) make any change in Section 6.04 or 6.07 of the Indenture or in the foregoing amendment and waiver provisions.

Notwithstanding Section 9.02 of the Indenture, the Issuers and the Trustee may amend or supplement the Indenture or this Note without the consent of any Holder of a Note: (i) to cure any ambiguity, defect, mistake or inconsistency; (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes or to alter the provisions of Article II of the Indenture (including the related definitions) in a manner that does not materially adversely affect any Holder; (iii) to provide for the assumption of the Issuers’ obligations to the Holders of the Notes by a successor to the Issuers pursuant to Article V of the Indenture; (iv) to comply with the rules of any applicable securities depositary; to comply with applicable Gaming Laws, to the extent that such amendment or supplement is not materially adverse to the Holders of Notes; (v) to provide for the issuance of additional Notes of any series in accordance with the limitations set forth in the Indenture; (vi) to make any change that would provide any additional rights or benefits to the Holders of Notes (including to provide for any Guarantees of the Notes or any collateral securing the Notes or any Guarantees of the Notes) or that does not materially adversely affect the legal rights under the Indenture of any such Holder of the Note;  (vii) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; or (viii) to conform the text of the Indenture or the Notes to any provision of the Description of Notes contained in the Offering Memorandum as set forth in an Officer’s Certificate.

12.                               Defaults and Remedies.  The following are “Events of Default” under this Indenture with respect to Notes of a particular series: (i) the Issuers default in the payment when due of interest on the Notes of such series and such default continues for a period of 30 days; (ii) the Issuers default in the payment when due of the principal of or premium, if any, on the Notes of such series when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise; (iii) subject to the last paragraph of Section 6.01 of the Indenture, the Issuers or any of their Subsidiaries fail to observe or perform any other covenant, representation, warranty or other agreement (other than a covenant or agreement included in the Indenture for the benefit of one or more series of Notes other than such series of Notes) in the Indenture or the Notes of such series for 60 days after the Issuers’ receipt of notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding that have such covenant, representation, warranty or other agreement; (iv) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any of the Issuers’ recourse Indebtedness  (or the payment of which the Issuers guarantee), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default:  (x) is caused by a Payment Default; or (y) results in the acceleration of such Indebtedness prior to its express maturity (which acceleration has not been rescinded, annulled or cured within 20 Business Days after receipt by the Issuers of notice from the Trustee or Holders of at least 25% in principal amount of the Notes then outstanding specifying such default), and, in each case, the due and payable principal amount of any such Indebtedness, together with the due and payable principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100.0 million or more; (v) certain events of bankruptcy or insolvency with respect to the Issuers or any of their Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, and (vi) under certain circumstances the termination or ceasing of effectiveness of the Master Lease.  If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable.

Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes shall become due and payable without further action or notice.  Holders may not enforce the Indenture or the Notes except as provided in the Indenture.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest or Liquidated Damages) if it determines that withholding notice is in their interest.  The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages on, or the principal of, the Notes; provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all the Holders rescind an acceleration and its consequences.  The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuers are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13.                               Trustee Dealings with Issuers.  The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

14.                               No Recourse Against Others.  No director, officer, employee, incorporator or direct or indirect partner, member or stockholder, past, present or future, of the Issuers, the Parent Guarantor, any other Guarantor or any successor entity, as such, shall have any liability for any obligations of the Issuers or the Guarantors under the Notes or the Guarantees, the Indenture, or the applicable Registration Rights Agreement(s), or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.

15.                               Authentication.  This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16.                               Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.                               Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.  In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.

18.                               CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.  Requests may be made to:

GLP Capital, L.P. and GLP Financing II, Inc.
Wyomissing Professional Center
825 Berkshire Boulevard, Suite 400
Wyomissing, PA 19610
Attention:  William J. Clifford

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*                                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.11 of the Indenture, check the appropriate box below:

☐                                    Section 4.11

If you want to elect to have only part of the Note purchased by the Issuers pursuant to Section 4.11 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*                                         Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Note Custodian